UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 3, 2011
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16463 (Commission File Number)	13-4004153 (I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri (Address of principal executive offices)	63101-1826 (Zip Code)
Registrant’s telephone number, including area code ccodecode                (314) 342-3400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     On May 3, 2011, the shareholders of Peabody Energy Corporation (the “Company”) approved the 2011 Long-Term Equity Incentive Plan (the “2011 Plan”) at the Company’s 2011 Annual Meeting of Shareholders (the “Annual Meeting”). The 2011 Plan replaces the 2001 Long-Term Equity Incentive Plan (the “2001 Plan”), the Equity Incentive Plan for Non-Employee Directors (the “Non-Employee Directors Plan”) and the 2004 Long-Term Equity Incentive Plan (the “2004 Plan”). Both the 2001 Plan and the Non-Employee Directors Plan expire on May 22, 2011. The 2004 Plan is being amended to provide that no further awards may be made under it on or after May 3, 2011.
     The 2011 Plan authorizes an aggregate of 14,000,000 shares of the Company’s common stock be reserved for issuance of awards in a variety of forms including: (1) stock appreciation rights (“SARs”); (2) restricted stock; (3) incentive stock options; (4) nonqualified stock options; (5) stock units; and (6) performance awards. The 2011 Plan was filed as Appendix A to the Company’s 2011 Proxy Statement, and the terms thereof are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     The Company held its Annual Meeting on May 3, 2011. Of the 270,600,359 shares of Common Stock outstanding on the record date, 224,663,311 shares were present at the meeting in person or by proxy, representing approximately 83% of the total outstanding shares eligible to vote. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Item 1: Election of Directors	For	Withheld	Abstain
Gregory H. Boyce	190,371,924	10,498,936	23,792,451
William A. Coley	197,308,423	3,562,437	23,792,451
William E. James	197,287,302	3,583,558	23,792,451
Robert B. Karn III	197,192,301	3,678,559	23,792,451
M. Frances Keeth	195,959,165	4,911,695	23,792,451
Henry E. Lentz	195,206,991	5,663,869	23,792,451
Robert A. Malone	195,936,378	4,994,482	23,792,451
William C. Rusnack	197,510,561	4,360,299	23,792,451
John F. Turner	196,871,572	3,999,288	23,792,451
Sandra A. Van Trease	197,608,386	3,262,474	23,792,451
Alan H. Washkowitz	185,297,525	15,573,335	23,792,451

Item 2: Ratification of Appointment of Independent Registered Public Accounting Firm
	For	Against	Abstain
	219,955,976	4,460,126	247,209

Item 3: Advisory Vote on Executive Compensation
	For	Against	Abstain	Broker Non-Votes
	191,262,687	8,711,048	897,106	23,792,470

Item 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
	147,054,711	19,145,762	33,898,635	770,634	23,793,569
     After consideration of the stockholders’ recommendation, the Company’s board of directors has determined that it will hold an advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such an advisory vote.

Item 5: Approval of Long-Term Equity Incentive Plan
	For	Against	Abstain	Broker Non-Votes
	140,888,208	58,782,673	1,199,687	23,793,569

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Peabody Energy Corporation 2011 Long-Term Equity Incentive Plan (incorporated by reference to Appendix A to Peabody Energy Corporation’s Proxy Statement filed on March 22, 2011).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
May 9, 2011	By:	/s/ Kenneth L. Wagner
		Name:	Kenneth L. Wagner
		Title:	Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Peabody Energy Corporation 2011 Long-Term Equity Incentive Plan (incorporated by reference to Appendix A to Peabody Energy Corporation’s Proxy Statement filed on March 22, 2011).

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